2 nd Quarter 2010 Earnings Conference July 12, 2010 [Alcoa Logo] Exhibit 99.2

[Alcoa Logo]
Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended
December 31, 2009, Form 10-Q for the quarter ended March 31, 2010, and other reports filed with the Securities and Exchange Commission.
2

Chuck McLane Executive Vice President and Chief Financial Officer [Alcoa Logo]

[Alcoa Logo]

nd
Quarter 2010 Financial Overview
Income from Continuing Operations
of $137 million, or
$0.13 per share
Revenue increase of 6%
driven by
higher volumes
Cash Sustainability Initiatives
continued to deliver
EBITDA of $724 million, EBITDA Margin of 14.0%
Free Cash Flow positive
Debt to Capital of
38.4%,
Cash
on hand of
$1.34 billion

[Alcoa Logo]
Revenue Change by Market
5%
(7%)
9%
10%
(1%)
5%
17%
23%
10%
0%
(7%)
67%
5%
50%
47%
(32%)
(14%)
48%
59%
49%
2Q’10 Third Party Revenue
Sequential
Change
Year-Over-Year
Change
5
14%
3%
7%
4%
5%
2%
13%
6%
13%
33%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals

[Alcoa Logo]
Sequential Income Statement Summary

$ Millions
1Q’10 2Q’10 Change
Sales $4,887 $5,187 $300
Cost of Goods Sold $4,013 $4,210 $197
COGS % Sales 82.1% 81.2% (0.9 % pts.)
Selling, General Administrative, Other $239 $208 ($31)
SGA % Sales 4.9% 4.0% (0.9 % pts.)
Restructuring and Other Charges $187 $30 ($157)
Effective Tax Rate (95.5%) 25.0% N/A
(Loss) Income from Continuing Operations ($194) $137 $331
Loss from Discontinued Operations ($7) ($1) $6

[Alcoa Logo]

2
nd
Quarter Restructuring and Special Items
$ Millions
After-Tax & Non-
Controlling Interests
Earnings
Per Share
Income Statement
Classification
Segment
Restructuring ($20) Restructuring Corporate
Discrete Tax Items $16 Taxes Corporate
Special Items: $2
Rockdale Luminant Litigation ($7)
Revenue &
Cost of Goods Sold
Primary
USW Negotiations ($13) Cost of Goods Sold All Segments
Mark -to-Market Derivatives $22 Other Income/Expense Corporate
Total ($2) ($0.00)

[Alcoa Logo]
2
nd
Quarter 2010 vs. 1
st
Quarter 2010 Earnings Bridge
Income (Loss) from Continuing Operations excluding Restructuring & Special Items
($ millions)
8
See appendix for reconciliation
$101
($36)
$40
$16
$9
$23 ($14)
$139

[Alcoa Logo]
Alumina
2
nd
Quarter Highlights
3
rd
Quarter Outlook
2
nd
Quarter Business Conditions
9
Realized third-party alumina price up 1%
Currency benefit of $18 million, primarily driven by
stronger USD against Australian dollar
Sao Luis commissioning issues negatively
impacted results by $11 million
Pricing to follow two-month lag on LME
Continued benefits from cash sustainability
initiatives
Production projected to increase 150 KMT
2
nd
Quarter Performance Bridge
$ Millions
$72
($3) $94
$18
$2
$3
$3
($1)
2Q 09 1Q 10 2Q 10
Production (kmt) 3,309 3,866 3,890
3
rd
Party Shipments (kmt) 2,011 2,126 2,264
3
rd
Party Revenue ($MM) 441 638 701
ATOI ($MM) (7) 72 94

[Alcoa Logo]
Primary Metals
2
nd
Quarter Highlights 2
nd
Quarter Business Conditions
3
rd
Quarter Outlook
10
Realized pricing down 1% sequentially
Higher alumina and LME-linked power costs based
on quarter lag
Positive currency impact of $18 million
Lower non-LME linked energy costs benefit $11m
Curtailed Fusina during quarter
Pricing to follow 15-day lag to LME
Continued productivity benefits from cash
sustainability initiatives
Production equal to second quarter
2
nd
Quarter Performance Bridge
$ Millions
$123
($6)
$109
($43)
$2
$18
$11
$3
$1
2Q 09 1Q 10 2Q 10
Production ( kmt) 906 889 893
3
rd
Party Shipments (kmt) 779 695 699
3
rd
Party Revenue ($MM) 1,146 1,702 1,710
3
rd
Party Price ($/MT) 1,667 2,331 2,309
ATOI ($MM) (178) 123 109

[Alcoa Logo]

Flat-Rolled Products
3
rd
Quarter Outlook
2
nd
Quarter Business Conditions 2
nd
Quarter Highlights
Higher volumes especially in Russia, North
America, and China
North American RPD margin and volume
improvement
Productivity benefit of $16 million on continuing
gains from cash sustainability initiatives
Growth businesses at breakeven profitability and
Russia at positive ATOI
North American RPD expected to fully offset
margin impact from customer lost in 1Q’10
Improving demand in most regions, including
Russia, China, and Europe
Seasonal impact from summer plant slowdowns
Continued benefits from cash sustainability
initiatives
2
nd
Quarter Performance Bridge
$ Millions
ATOI  $ Millions 2Q 09 1Q 10 2Q 10
Global Rolled Products,
excl Russia, China & Other
2 47 71
Russia, China & Other (37) (17) 0
Total ATOI
(35) 30 71
$30
($4)
$18 ($1)  $2
$16
$10
$71

[Alcoa Logo]
Engineered Products and Solutions
2
nd
Quarter Business Conditions
3
rd
Quarter Outlook
2
nd
Quarter Highlights
12
EBITDA margin up 2.7% points vs. Q2’09 despite
$72 million in lower sales
Productivity benefit of $14 million on continued
strong performance in cash sustainability
initiatives
Volume improvements in Aerospace structural
castings and Building and Construction
IGT demand remained weak
Seasonal impact from summer plant slowdowns
Continued benefits from cash sustainability
initiatives
2
nd
Quarter Performance Bridge
$ Millions
$81 $3
$15
($7)
$14
$1 $107
$ Millions 2Q 09 1Q 10 2Q 10
3
rd
Party Revenue 1,194 1,074 1,122
ATOI 88 81 107
EBITDA % of Revenue 14.5% 14.2% 17.2%

[Alcoa Logo]
2
nd
Quarter 2010 Cash Flow Overview
13
See appendix for free cash flow reconciliation
2Q’10 FCF
$87 million
$1.34 billion
of cash
($ Millions) 2Q'09 1Q'10 2Q'10
Net (Loss) Income ($459) ($179) $170
DD&A 317 358 364
Change in Working Capital 329 (336) (422)
Pension Contributions (35) (22) (22)
Taxes / Other Adjustments 176 378 210
Cash From Operations $328 $199 $300
Dividends to Shareholders (31) (32) (31)
Change in Debt (59) (42) 35
Distributions to  Noncontrolling Interest (2) (72) (41)
Contributions from Noncontrolling Interest 94 27 37
Other Financing Activities (4) (61) 3
Cash From Financing Activities ($2) ($180) $3
Capital Expenditures (418) (221) (213)
Other Investing Activities (215) 13 (33)
Cash From Investing Activities ($633) ($208) ($246)

[Alcoa Logo]
We Are Focused on Achieving Our 2010 Goals

*Procurement reduction of $2.5 billion
Overhead reduction of $500 million
Capital expenditures of $1.25 billion
Days Working Capital reduction of 2 days
Driving Positive Free Cash Flow
*Procurement and other productivity

Klaus Kleinfeld Chairman and Chief Executive Officer [Alcoa Logo]

[Alcoa Logo]
2010 2020
6% CAGR
Strong Mid- and Long-Term Aluminum Fundamentals
Environment
Energy consumption rising
– Increase of 54% by 2025
– Driven by developing countries
Personal transport rising
– Increase of 40% by 2030
Greenhouse gas regulation
Light Weight
High
Strength
Durable
Highly
Conductive
Non-Corrosive
Malleable
Recyclable
Relative
Value
Demographics
Urbanization
The Aluminum Proposition
Aluminum Demand
Mega Trends
Global population rising
– 2006:  6.6 billion
– 2025:  7.9 billion
– 2050:  9.1 billion
Aluminum Outlook
Population in cities
– 2006:  > 50%
– 2030:  > 60%
39.2
73.0
16
EMEA
Americas
Asia
Source: Alcoa Analysis
In MMT

[Alcoa Logo]
Aluminum: Key To Light Weighting Vehicles

Fuel Economy Improvement (MPG)
Life Cycle CO
2
Emission Savings (Kilograms)
Source: Alcoa Analysis, EAA, IAI Transport     CAFE:  Corporate Average Fuel Economy
MPG Improvement
Levers
Powertrain
Drivetrain
Lightweighting
Aluminum
Intensive
High Strength
Steel Intensive
Steel
Baseline
2,900
Aluminum
Intensive
1,050
High Strength
Steel Intensive
Steel
Baseline
CAFE Legislation
2016:
35.5 MPG
Today:
25.5 MPG
3x
Benefit
vs. HSS
3x
Benefit
vs. HSS
0.0
0.0
0.9
2.7

[Alcoa Logo]
2010 2020 2030
Automotive:  A 10 MMT+ Opportunity For Aluminum
18
Significant Aluminum Penetration Opportunity
Source: Alcoa Analysis, The Aluminum Association, IAI Transport
17.9
Aluminum Intensive Vehicle Will Drive
Aluminum Demand
7.4
KMT
Automotive Aluminum Consumption (in MMT)
2020-2030:
Auto
Aluminum
Demand
Grows 40%+
Rapid Adoption of
Aluminum Intensive
Vehicle
10% CAGR
Automotive Aluminum Consumption by Component
0
2,000
4,000
6,000
8,000
10,000
12,000
Currently Aluminum
Aluminum Opportunity

[Alcoa Logo] Market Conditions in 2010 Alcoa End Markets: Current Assessment of 2010 vs. 2009 Conditions Source: Alcoa Analysis 19

[Alcoa Logo]
8%
2010 Projected Primary Aluminum Consumption by Region (in mmt)
Raising 2010 Demand Growth Forecast to 12%
Brazil
Russia
Asia w/o China
North America
Europe
China
2009 vs. 2010
Projected Growth Rates
2010 Estimated
Consumption
-15%
-15%
-5%
16.5
4%
-5%
0.9
12%
*Other
9%
-2%
*Other consists of: Middle East, Latin America ex Brazil and Rest of World
39.2
2009
Actual
2010
Forecast
0.9
21%
20
Source: Alcoa Analysis
6%
2009 Global Demand Growth
Rate:  -6%
2010 Global Demand Growth
Rate 12%
(2010 ex China:  6.5%)
4%
4%
India
2.9
1.4
-15%
14%
0%

[Alcoa Logo]
Inventories Lower, Regional Premiums Higher
Source: Bloomberg, IAI
54%
108%
298%
$143 / MT
$179 / MT
$122 / MT
21
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
Midwest
Japan
Europe
Regional Premium (1-Year Change)
Global Inventory Days of Consumption and Regional Premiums

[Alcoa Logo]
China Western World
2010 Primary Aluminum Surplus Is Manageable
Surplus
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
22
Surplus
2010 Annualized Production 23,950
Demand (22,750)
Exports to China, Net (200)
Net Surplus 1,000
2010 Annualized Production 16,500
Demand (16,500)
Imports from West, Net 200
Net Surplus 200
2010E Aluminum Supply / Demand Balance (in kmt)

[Alcoa Logo]
10,000
15,000
20,000
10,000
15,000
20,000
Production
SHFE
China: Rationale Response To Changing Aluminum
Dynamics
23
~5.7 MMT with
Cash Cost
Above SHFE
End of Power Subsidy Raises Costs
China Aluminum Cash Cost by Province
RMB/MT
15% Duty On Primary Metal = No Exports
Price Falls => Curtailments Follow
27%
Curtailed
Trade Balance (KMT) SHFE Prem/Disc ($/MT)
Source: Alcoa Analysis, CRU, CNIA, IAI
(L) – Denotes low cost grid power
(H) – Denotes high cost grid power
0
Production (KMT)
SHFE Price ($/MT)
(400)
(200)
0
200
400
(400)
(200)
0
200
400
China Export/(Import)
SHFE Prem/(Disc) to LME
0
11,000
12,000
13,000
14,000
15,000
16,000
17,000
Cash Cost
Additional Power Cost
SHFE
0

[Alcoa Logo]
2010E Alumina Supply / Demand Balance (in kmt)
Source: Alcoa estimates, CRU, CNIA, IAI
Balanced
2010 Global Alumina in Balance
China Western World
24
2010 Annualized Production 28,500
Imports from Western World 4,000
Supply 32,500
Demand (31,800)
(Deficit) / Surplus
700
2010 Annualized Production 50,000
Exports to China (4,000)
Supply 46,000
Demand  (46,500)
(Deficit) / Surplus (500)

[Alcoa Logo]
72
62
44
48
68
75
110
104
81
20
49
61
1,549
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,163
2,096
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1'10 Q2'10
Significant Value Creation From The Alumina Leader
Alumina financial and strategic overview
EBITDA  per Metric Ton
25
Average =
~$70/MT
100%
110%
95%
105%
Alcoa 3
rd
Party Alumina Sales Price % LME
– 18.1 MMT of capacity, including Sao Luis
expansion
– Low cost alumina production system
– Unmatched growth potential
– Ma’aden, lowest cost refinery online in 2014
Alcoa:  The Alumina Leader
LME EBITDA/MT

[Alcoa Logo]
Driving Primary Metal To A New Profitability Level
Primary Metals financial and strategic overview
EBITDA  per Metric Ton
LME EBITDA/MT
26
Average =
~$410/MT
Growing Self-Generated Energy
– 4.5 MMT of capacity
– Optimizing smelter portfolio; reducing costs
– Ma’aden, lowest cost smelter online in 2013
– Improving cost curve position
Alcoa:  Poised For Profitable Growth
21% 79% 26% 74%
2010 2011
Self-Generated Long-Term Contracts
487
460
321
336
418
398
784
626
392
(159)
325
280
1,549
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,163
2,096
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1'10 Q2'10

[Alcoa Logo]
Rolled Products Positioned to Substantially Improve Returns
Flat Rolled Products financial and strategic overview
EBITDA & EBITDA % Sales
27
573 541 495 479 531 620 536 498 254 224 107 157
EBITDA $Millions
EBITDA % Sales
YTD 2010 3
rd
Party Sales by Market
75%
Utilization
11% 11% 11%
10%
9% 9%
6%
5%
3%
4%
7%
10%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1'10 Q2'10
Distribution
13%
Automotive
8%
B&C
5%
Commercial
Transport
4%
Industrial
/Other
17%
Packaging
42%
Aerospace
11%

[Alcoa Logo]
Aerospace
47%
IGT
11%
B&C
19%
Commercial
Transport
13%
Automotive
4%
Other
6%
EPS Strong Platform for Profitable Growth
Engineered Products & Solutions financial and strategic overview
EBITDA & EBITDA % Sales
28
368 436 287 356 495 536 676 783 922 630 152 194
EBITDA $Millions
EBITDA % Sales
YTD 2010 3
rd
Party Sales by Market
70%
Utilization
65%
Utilization
11% 11%
8%
9%
12%
11%
12%
13%
15%
13%
14%
17%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1'10 Q2'10

[Alcoa Logo]
Aggressively Pursuing 2010 Operational Targets
Procurement
1
Overhead
$500
Total Capex
2
$1,250
Working Capital
35
2010 Cash Sustainability Operational Targets and Actual Performance
$ Millions
$311
$514
42
$ Millions $ Millions Days Working Capital
$2,500
$1,414
2010
YTD
2010
Target
2010
YTD
2010
Target
2010
YTD
2010
Target
2010
YTD
2010
Target
1
Procurement and other productivity
2
Total Capex includes investments in Ma’aden project

[Alcoa Logo]
Alcoa Is Driving Value Today And Over The Long-Term

– Global alumina leader
leveraging
production base
– Global aluminum leader
reducing cost position
– Alcoa Rolled Products
leading
revitalization
– EPS expanding market
leadership and profitability
Alcoa: Driving Value
Alcoa Performance Strengthening (EBITDA Margin)
Long-term Drivers Remain Intact
20%
17%
15%
14% 14%
13%
19%
16%
12%
2%
12%
14%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1'10 Q2'10
Strong Mid - and Long -Term Aluminum Fundamentals
Environment
Energy consumption rising
–Increase of 54% by 2025
–Driven by developing countries
Personal transport rising
–Increase of 40% by 2030
Greenhouse gas regulation
Light Weight
High
Strength
Durable
Highly
Conductive
Non-Corrosive
Malleable
Recyclable
Relative
Value
Demographics
Urbanization
The Aluminum Proposition
Aluminum Demand
Mega Trends
Global population rising
–2006:  6.6 billion
–2025:  7.9 billion
–2050:  9.1 billion
Aluminum Outlook
Population in cities
–2006:  > 50%
–2030:  > 60%
2010 2020
6% CAGR
39.2
73.0
16
EMEA
Americas
Asia
Source: Alcoa Analysis
In MMT
low cost
profitability

[Alcoa Logo] Matthew E. Garth Director, Investor Relations 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 31 [Alcoa Logo]

[Alcoa Logo] * * * * * * * * * * * *

[Alcoa Logo]
Annual Sensitivity Summary

LME Aluminum Annual Net Income Sensitivity
Currency Annual Net Income Sensitivity
+/- 10% versus USD
Australian $ +/- $75 million
Brazilian $ +/- $50 million
Euro € +/- $40 million
Canadian $ +/- $35 million
+/- $100/MT = +/- $200 million

[Alcoa Logo]
Effective Tax Rate
Effective tax rate, excluding discrete tax items is a non-GAAP financial measure.  Management believes that the Effective tax rate, excluding discrete tax items is meaningful to investors because it provides a view of Alcoa’s operational tax rate.
34
$ Millions
1Q’10 2Q’10
(Loss) income from continuing operations before income taxes ($88) $228
Provision for income taxes $84 $57
Effective tax rate as reported (95.5%) 25.0%
Discrete tax provisions:
Medicare Part-D $79 --
Transaction-related and other items $33 ($16)
Subtotal - Discrete tax (benefits) provisions $112 ($16)
(Benefit) Provision for income taxes excluding discrete tax (benefits) provisions ($28) $73
Effective tax rate excluding discrete tax (benefits) provisions 31.8% 32.0%

[Alcoa Logo]
Reconciliation of ATOI to Consolidated Net (Loss) Income
Attributable to Alcoa
35
(in millions)
1Q09 2Q09 3Q09 4Q09 2009 1Q10 2Q10
   Total segment ATOI $    (143) $    (132) $     142  $    (101) $    (234) $     306  $     381
   Unallocated amounts (net of tax):
      Impact of LIFO 29 39 80 87 235 (14) (3)
      Interest income 1 8 (1) 4 12 3 3
      Interest expense (74) (75) (78) (79) (306) (77) (77)
      Noncontrolling interests (10) 5 (47) (9) (61) (22) (34)
      Corporate expense (71) (70) (71) (92) (304) (67) (59)
      Restructuring and other charges (46) (56) (3) (50) (155) (122) (21)
      Discontinued operations (17) (142) 4 (11) (166) (7) (1)
      Other (166) (31) 51 (26) (172) (201) (53)
   Consolidated net (loss) income attributable to
Alcoa $    (497) $    (454) $       77 $    (277) $ (1,151) $    (201) $     136

[Alcoa Logo]
Reconciliation of Adjusted Income

(in millions)
Quarter ended
March 31,
2010
June 30,
2010
Net (loss) income
attributable to Alcoa
$    (201)
$     136
Loss from
discontinued
operations
        (7)
        (1)
(Loss) income from
continuing
operations
attributable to Alcoa
(194)
137
Restructuring and
other charges
119
20
Discrete tax items* 112 (16)
Special items**        64         (2)
Income from
continuing
operations
attributable to Alcoa
– as adjusted
$     101
$     139
Income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and special items.  There can be no assurances that additional restructuring and other charges, discrete tax items, and special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both (Loss) income from continuing operations attributable to Alcoa determined under GAAP as well as Income from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following: a benefit for a change in a Canadian provincial tax law permitting tax returns to be filed in U.S. dollars ($24), a charge based on settlement discussions of several matters with international taxing authorities ($18), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March
31, 2010 related to unbenefitted losses in Russia, China, and Italy ($10); and charges for a change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($79), unbenefitted losses in Russia, China, and Italy ($22)(expected to reverse by the end of 2010), interest due to the
IRS related to a previously deferred gain associated with the 2007 formation of the former soft alloy extrusions joint venture ($6), and a change in the anticipated sale structure of the Transportation Products Europe business ($5) for the quarter ended March 31, 2010.

** Special items include the following: favorable mark-to-market changes in derivative contracts ($22), a charge for costs associated with the potential strike and successful execution of a new agreement with the USW ($13), and a charge related to an unfavorable decision in Alcoa’s lawsuit against Luminant related to the Rockdale, TX facility ($7); and charges related to unfavorable mark-to-market changes in derivative contracts ($31), power outages at the Rockdale, TX and São Luís, Brazil facilities ($17), an additional environmental accrual for the Grasse River remediation in Massena, NY ($11), and the write off of inventory related to the permanent closures of certain U.S. facilities ($5) for the quarter ended
March 31, 2010.

[Alcoa Logo]
Reconciliation of Free Cash Flow

(in millions)
Quarter ended
June 30,
2010
Cash provided from operations $    300
Capital expenditures     (213)
Free cash flow $      87
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

[Alcoa Logo]
Reconciliation of Alcoa EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 2Q10
Net income (loss)
attributable to
Alcoa $  1,484 $     908 $     420 $     938 $  1,310 $  1,233 $  2,248 $  2,564 $      (74) $ (1,151) $    (201) $     136
Add:
Net income
attributable to
noncontrolling
interests 306 205 181 212 233 259 436 365 221 61 22 34
Cumulative effect
of accounting
changes 5 – (34) 47 – 2 – – – – – –
(Income) loss from
discontinued
operations (73) 5 101 – 27 50 (22) 250 303 166 7 1
Provision (benefit)
for income taxes 859 524 307 367 546 464 853 1,623 342 (574) 84 57
Other (income)
expenses, net (136) (295) (175) (278) (266) (478) (236) (1,920) (59) (161) 21 (16)
Interest expense 427 371 350 314 271 339 384 401 407 470 118 119
Restructuring and
other charges (1) 530 398 (28) (29) 266 507 268 939 237 187 30
Provision for
depreciation,
depletion, and
amortization 1,123 1,144 1,037 1,110 1,142 1,227 1,252 1,244 1,234 1,311 358 363
Earnings before
interest, taxes,
depreciation, and
amortization
(EBITDA) $  3,994 $  3,392 $  2,585 $  2,682 $  3,234 $  3,362 $  5,422 $  4,795 $  3,313 $     359 $     596 $     724
Sales $19,947 $19,906 $17,691 $18,879 $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $  4,887 $  5,187
EBITDA/ Sales
(EBITDA Margin ) 20% 17% 15% 14% 15% 14% 19% 16% 12% 2% 12% 14%
Alcoa’s definition of EBITDA is net margin plus an add -back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold;
Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. EBITDA is a non -GAAP financial measure. Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the
Company’s ability to meet its financial obligations. The EBITDA presented may not be comparable to similarly titled measures of other companies.

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Reconciliation of Alumina EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 2Q10
Alumina
After-tax operating
income (ATOI) $     585 $     471 $     315 $     415 $     632 $     682 $  1,050 $     956 $     727 $   112 $       72 $       94
Add:
Depreciation,
depletion, and
amortization 163 144 139 147 153 172 192 267 268 292 92 107
Equity (income)
loss (3) (1) (1) – (1) – 2 (1) (7) (8) (2) (4)
Income taxes 279 184 130 161 240 246 428 340 277 (22) 27 41
Other (12) (17) (14) (55) (46) (8) (6) 2 (26) (92) 1 (2)
Earnings before
interest, taxes,
depreciation, and
amortization
(EBITDA) $  1,012 $     781 $     569 $     668 $  978 $  1,092 $  1,666 $  1,564 $  1,239 $     282 $ 190 $ 236
Production
(thousand metric
tons) (kmt) 13,968 12,527 13,027 13,841 14,343 14,598 15,128 15,084 15,256 14,265 3,866 3,890
EBITDA/Production
($ per metric ton) 72 62 44 48 68 75 110 104 81 20 49 61
Alcoa’s definition of EBITDA is net margin plus an add -back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold;
Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. EBITDA is a non -GAAP financial measure. Management believes that this measure is meaningful to investors because
EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa Logo]
Reconciliation of Primary Metals EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 2Q10
Primary Metals
After-tax operating
income (ATOI)
$  1,000
$     905
$     650
$     657
$     808
$     822
$  1,760
$  1,445
$     931
$    (612)
$     123
$     109
Add:
Depreciation,
depletion, and
amortization
311
327
300
310
326
368
395
410
503
560
147
142
Equity (income)
loss
(50)
(52)
(44)
(55)
(58)
12
(82)
(57)
(2)
26
–
(1)
Income taxes       505       434       266       256       314       307       726       542       172      (365)         18         –
Other        (41)          (8)        (47)         12         20        (96)        (13)        (27)        (32)      (176)           1           –
Earnings before
interest, taxes,
depreciation, and
amortization
(EBITDA)
$  1,725
$  1,606
$  1,125
$  1,180
$  1,410
$  1,413
$  2,786
$  2,313
$  1,572
$    (567)
$     289
$     250
Production
(thousand metric
tons) (kmt)
3,539
3,488
3,500
3,508
3,376
3,554
3,552
3,693
4,007
3,564
889
893
EBITDA/Production
($ per metric ton)
     487
     460
     321
     336
     418
     398
     784
     626
     392
    (159)
     325
     280
Alcoa’s definition of EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa Logo]
Reconciliation of Flat-Rolled Products EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 2Q10
Flat-Rolled
Products
After-tax operating
income (ATOI)
$     296
$     253
$     225
$     222
$     254
$     278
$     233
$     178
$        (3)
$      (49)
$       30
$       71
Add:
Depreciation,
depletion, and
amortization
153
167
184
190
200
220
223
227
216
227
59
57
Equity (income)
loss
(3)
2
4
1
1
–
2
–
–
–
–
–
Income taxes       126       124         90         71         75       121         58         92         35         48         18         28
Other           1          (5)          (8)          (5)           1           1         20           1           6          (2)           –           1
Earnings before
interest, taxes,
depreciation, and
amortization
(EBITDA)
$     573
$     541
$     495
$     479
$     531
$     620
$      536
$     498
$     254
$     224
$     107
$     157
Total sales
$  5,167
$  4,868
$  4,571
$  4,768
$  6,042
$  7,081
$  8,610
$  9,597
$  9,184
$  6,182
$  1,481
$  1,614
EBITDA/Total
sales

11%

11%

  11%

10%

9%

9%

6%

5%

3%

4%

7%

10%
Alcoa’s definition of EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa Logo]
Reconciliation of Engineered Products and Solutions EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2Q09 1Q10 2Q10
Engineered
Products and
Solutions
After-tax operating
income (ATOI) $     125 $     189 $       63 $     124 $     156 $     271 $ 365 $     435 $     533 $     315 $       88 $       81 $     107
Add:
Depreciation,
depletion, and
amortization 165 186 150 166 168 160 152 163 165 177 46 41 38
Equity (income)
loss (1) – – – – – 6 – – (2) – (1) –
Income taxes 79 61 39 55 65 116 155 192 222 139 40 31 48
Other – – 35 11 106 (11) (2) (7) 2 1 (1) – –
Earnings before
interest, taxes,
depreciation, and
amortization
(EBITDA) $     368 $     436 $     287 $     356 $     495 $     536 $      676 $   783 $     922 $     630 $     173 $     152 $     193
Total sales $  3,386 $  4,141 $  3,492 $  3,905 $  4,283 $  4,773 $  5,428 $  5,834 $  6,199 $  4,689 $  1,194 $  1,074 $  1,122
EBITDA/Total
sales 11% 11% 8% 9% 12% 11% 12% 13% 15% 13% 14% 14% 17%
Alcoa’s definition of EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The EBITDA presented may not be comparable to similarly titled measures of other companies.